UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported:  (4-27-98)

                    GENERAL MOTORS ACCEPTANCE CORPORATION
                    -------------------------------------
              (Exact name of registrant specified in its charter)

                                    Delaware
       ------------------------------------------------------------
      (State or other jurisdiction of incorporation or organization)

          1-3754                                 38-0572512
   --------------------               ----------------------------------
  (Commission File No.)              (I.R.S. Employer Identification No.)

        3044 West Grand Boulevard, Detroit, Michigan        48202
        --------------------------------------------        -----

                                 313-556-1508
           --------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS


                         GMAC Credit Ratings Upgraded
                         ----------------------------



On April 23, 1998 Moody's Investors Service, Inc. (Moody's), raised certain credit ratings of the Company and its parent, General Motors Corporation (GM).

The Moody's rating of the Company's senior debt was upgraded from A3 to A2, seventh and sixth highest among ten investment grade ratings available, respectively. The A2 rating is assigned to the bonds considered to have "upper medium grade" quality as they possess many favorable investment attributes with security factors for principal and interest considered to be adequate.

The Company's short term rating, which was upgraded to Prime-1 on May 30, 1995, remains unchanged.

The Company is pleased with the upgraded ratings as it expects to benefit from enhanced financial flexibility and lower borrowing costs.

The Company is presently not under review by any of the nationally recognized statistical rating agencies. Additional disclosures regarding credit ratings are provided on Pages 15 and 16 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Commission on March 17, 1998.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.



                      GENERAL MOTORS ACCEPTANCE CORPORATION
                      -------------------------------------
                                  (Registrant)




Dated:     April 27, 1998            By
           --------------
                                     s/  Gerald E. Gross
                                     -------------------------------------
                                     Gerald E. Gross, Comptroller